NASDAQ: CATC Parent of Cambridge Trust Company Cambridge Bancorp Adds Attractive Markets Through A Merger with Northmark Bank May 23, 2022 Exhibit 99.1

Forward Looking Statements & Additional Disclosures Certain statements herein may constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about Cambridge Bancorp (together with its bank subsidiary unless the context otherwise required, “Cambridge” or the “Company”) and its industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding the Company’s future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, the impact of any laws or regulations applicable to the Company, and measures being taken in response to the COVID-19 pandemic and the impact of the COVID-19 pandemic on the Company’s business are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results. Such factors are described within the Company’s filings with the Securities and Exchange Commission (the “SEC”). The risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to, the following: (1) the businesses of Cambridge and Northmark Bank (“Northmark”) may not be combined successfully, or such combination may take longer to accomplish than expected; (2) the cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the stockholders of Northmark may fail to approve the merger; (6) changes to interest rates; (7) the ability to control costs and expenses; (8) the current global economic uncertainty and economic conditions being less favorable than expected; (9) disruptions to the credit and financial markets; (10) the duration and scope of the COVID-19 pandemic and its impact on levels of consumer confidence; (11) actions that governments, businesses and individuals take in response to the COVID-19 pandemic; (12) the impact of the COVID-19 pandemic and actions taken in response to the pandemic on global and regional economies and economic activity; (13) a prolonged resurgence in the severity of the COVID-19 pandemic due to variants and mutations of the virus; the pace of recovery when the COVID-19 pandemic subsides; (14) disruptions in the Company’s ability to access the capital markets; and (15) other factors that are described in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the year end December 31, 2021. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements. This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This information includes operating net income and operating diluted earnings per share, tangible book value per share and the tangible common equity ratio, operating return on average assets, operating return on tangible common equity, and operating efficiency ratio. Operating net income and operating diluted earnings per share exclude items that management believes are unrelated to its core banking business such as merger and acquisition expenses, gain (loss) on disposition of investment securities, and other items. The Company’s management uses operating net income and operating diluted earnings per share to measure the strength of the Company’s core banking business and to identify trends that may to some extent be obscured by such excluded gains or losses. Management also supplements its evaluation of financial performance with an analysis of tangible book value per share (which is computed by dividing shareholders’ equity less goodwill and acquisition related intangible assets, or “tangible common equity,” by common shares outstanding), the tangible common equity ratio (which is computed by dividing tangible common equity by tangible assets, defined as total assets less goodwill and acquisition related intangibles), return on average assets and return on tangible common equity on an operating basis, and the operating efficiency ratio (which is computed by dividing noninterest expense adjusted for non-operating expenses and total revenue adjusted for gain/(loss) on disposition of investment securities). The Company has included information on these non-GAAP financial measures because the Company believes that investors may find it useful to have access to the same analytical tool used by management. As a result of merger and acquisition activity, the Company has recognized goodwill and other intangible assets in conjunction with business combination accounting principles. Excluding the impact of goodwill and other intangibles in measuring asset and capital values for the ratios provided, along with other bank standard capital ratios, provides a framework to compare the capital adequacy of the Company to other companies in the financial services industry. These non-GAAP measures should not be viewed as a substitute for operating results and other financial measures determined in accordance with GAAP. An item which management deems to be non-operating and excludes when computing these non-GAAP measures can be of substantial importance to the Company’s results for any particular quarter or year. The Company’s non-GAAP performance measures are not necessarily comparable to non-GAAP performance measures which may be presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are presented under “GAAP to Non-GAAP Reconciliations.” Reconciliations are included in the most recent Earnings Release, which can be located on our website here: ir.cambridgetrust.com/News/. Important Additional Information on the Merger and Where to Find It In connection with the proposed transaction, Cambridge expects to file with the SEC a registration statement on Form S-4 that will include a proxy statement of Northmark that also constitutes a prospectus of Cambridge. Cambridge also plans to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by Cambridge with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Cambridge with the SEC will be available free of charge on Cambridge's website at ir.cambridgetrust.com or by directing a request to Cambridge Bancorp, 1336 Massachusetts Avenue, Cambridge, MA 02138, attention: Corporate Secretary (617) 876-5500. Participants in Solicitation Northmark and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Northmark and their ownership of Northmark common stock, and the interests of such participants, may be obtained by reading the proxy statement/prospectus when it becomes available. Market Data Market data and industry forecasts are used in this Investor Presentation, including data obtained from publicly available sources. These sources generally state that the information they provide has been obtained from sources believed to be the reliable, but the accuracy and completeness of the information is not assured. The Company has not independently verified any such information.

Transaction Rationale In Market Combination Strengthening Greater Boston Franchise Strategic expansion into attractive, affluent North Andover, Andover and Winchester markets through a combination with a high-quality local bank Adds $442 million in assets and fills in branch footprint between Massachusetts and New Hampshire Complementary cultures with an opportunity to provide an expanded product suite to Northmark customers, including private banking and wealth management Consistent with Cambridge's track record of selectively combining with well-positioned banks in attractive markets (Wellesley 2020, Optima 2019) Financially Attractive Financially compelling transaction Pro forma assets of $5.5 billion, deposits of $4.9 billion, gross loans of $3.7 billion and wealth management assets of $4.7 billion Approximately 5.8% accretive to Cambridge 2023 earnings per share1 Approximately 1.7% dilutive to tangible book value with an expected earnback period of approximately 2.25 years Internal Rate of Return (IRR) greater than 20% Low-Risk Transaction Low integration and execution risk, reflecting cultural compatibility Established track record of strong asset quality metrics Thorough due diligence completed Cambridge's M&A experience from recent transactions leveraged throughout diligence process Asset-sensitive through both low-cost long-term deposit base and sizable cash position 1: Based on mean consensus analyst earnings estimates for 2023

Strategic Focus of Cambridge Bancorp Consistent with long-term goal to be recognized as the premier private bank in Greater Boston and New Hampshire Increases long-term shareholder returns / profitability metrics Grows and diversifies commercial banking opportunities and relationships Expands client base and deepens existing relationships to grow deposit base Opportunity to expand wealth management assets under management Merger With Northmark

Overview of Northmark Bank 1: Deposit market share data as of June 30, 2021 and includes banks with headquarters in Massachusetts 2: Data as of June 30, 2021; HHI data is not available for North Andover, MA Financial Snapshot – As of March 31, 2022 Boston-Cambridge-Newton MSA – Mass. HQ Banks Only¹ Headquarters: North Andover, MA Founded: 1987 Branches: 3 Assets: $442 mm Gross Loans: $314 mm Deposits: $381 mm Tangible Common Equity: $54 mm LTM Net Income $3.5 mm LTM Net Interest Margin (%) 3.02% LTM ROAA (%) 0.78% NPAs / Assets (%) 0.00% Median Household Income ($000s)2 Winchester and Andover are among the most affluent markets in Greater Boston Source: S&P Global Market Intelligence; FDIC

Pro Forma Branch and Wealth Office Footprint Source: S&P Global Market Intelligence; FDIC 1: Branch data as of June 30, 2021 per the FDIC CATC Branches (19) CATC Wealth Offices (5) Northmark Branches (3) Boston Wellesley Needham Weston Concord Lexington Cambridge Andover North Andover Pro Forma Franchise Overview New Hampshire Massachusetts Boston Portsmouth Winchester 89 Turnpike St. North Andover, MA Deposits: $258mm 2. 69 Park St. Andover, MA Deposits: $27mm 3. 26 Mt. Vernon St. Winchester, MA Deposits: $107mm 1 2 3 Northmark Branches1 Massachusetts

Pro Forma Loan & Deposit Composition Loan Mix Deposit Mix Pro Forma as of March 31, 2022 Source: S&P Global Market Intelligence Note: Loan data and Northmark deposit data per call report; CATC deposit data per GAAP filings Total Loans: $3.4 billion MRQ Yield: 3.43% 159 15 50 238 39 55 221 98 116 244 203 209 Total Loans: $314 million MRQ Yield: 4.39% Total Loans: $3.7 billion MRQ Yield: 3.51% Total Deposits: $4.5 billion MRQ Cost: 17 bps Total Deposits: $381 million MRQ Cost: 20 bps Total Deposits: $4.9 billion MRQ Cost: 17 bps As of March 31, 2022

Key Transaction Terms Acquirer / Target: Cambridge Bancorp (NASDAQ: CATC) / Northmark Bank (Private) Transaction Value¹: ~$63mm, or $79.54mm per Northmark share Structure: 100% stock consideration with a fixed exchange ratio of 0.9950 Number of shares expected to be issued: 788,184 Pro Forma Ownership: ~90% Cambridge / ~10% Northmark Price / Tangible Book Value¹: 118% Price / 2022 Core EPS + Cost Saves2: 11.2x Core Deposit Premium: 3.2% Board Representation: Northmark Founder, President & CEO, Jane C. Walsh, will join the Cambridge Bancorp and Cambridge Trust Boards of Directors Approvals: Northmark shareholder approval; customary regulatory approvals Due Diligence: Comprehensive financial, business, operational, legal and loan diligence Anticipated Closing: Q4 2022 1: Based on CATC closing price of $79.94 as of May 20, 2022 2: Illustrative for 100% realization of estimated cost savings

Est. Transaction Expenses: $10.7mm pre-tax ($8.1mm after-tax) Est. Expense Savings: 35% of Northmark noninterest expense (85% 2023 phase-in, 100% thereafter) Gross Credit Mark / CECL: Total gross credit mark of $3.3mm (1.0% of total loans) $656K on purchased credit deteriorated (“PCD”) loans $2.6mm on non-PCD loans Non-PCD CECL reserve of $2.5mm (0.8% of total loans) established Day-2 via provision expense (CECL "Double Count") Loan Interest Rate Mark: $10.5mm write-down of loans (3.3% of total loans) Securities Mark: $1.3mm write-down of securities Fixed Asset Mark: $1.9mm write-up of fixed assets Liability Marks: $300K write-up of time deposits Core Deposit Intangible: 1.40% of non-time deposits, or $3.8mm Financial Impact: Transaction Assumptions and Financial Impact 2023E EPS Accretion1 5.8% TBVPS Dilution (1.7%) TBVPS Earnback (Crossover Method) 2.25 Years TBVPS Earnback (Simple Method) 1.87 Years Internal Rate of Return > 20% 1: Based on mean consensus analyst earnings estimates for 2023

Opportunity Summary Adds attractive, affluent North Andover, Andover and Winchester markets which are logical extensions that bridge our two major markets of operation in Massachusetts and New Hampshire Limited tangible book value dilution, with acceptable earnings per share accretion and a reasonable tangible book value earnback period Expanded client base and culturally compatible business models Low-risk transaction supported by Cambridge integration expertise Consistent with our strategic focus and provides growth opportunities for years to come

Successful Track Record of Growth Through Select Combinations

Northmark combination is a continuation of Cambridge's strategy of merging with banks in targeted attractive, affluent markets

Historical Asset Growth ($B)



NORTHMARK BANK
WELLESLEY
Closed June 2020
MA Market
$1.0bn Assets
OPTIMA
Closed April 2019
NH Market
$556mm Assets
$1.9
$2.1
$2.9
$0.6
$3.9
$1.0
$4.9
$5.5
$0.4
2017Y
2018Y
2019Y
2020Y
2021Y
2022Q1 PF
Acquired Assets ($B)
CATC Assets

Evolution of Branch Footprint



CATC Branches
Optima Branches
Wellesley Branches
Northmark Branches
HHI: $81k
Strafford County
New Hampshire
OPTIMA
Portsmouth
HHI: $102k
Rockingham County
HHI: $93k
Hillsborough County
HHI: $92k
Essex County
Massachusetts
NORTHMARK BANK
HHI: $118k
Middlesex County
Boston
HHI: $88k
Suffolk County
WELLESLEY
HHI: $116k
Norfolk County

CAMBRIDGE BANCORP

11

Note: Household Income (HHI) data reflects median values ($000) by county as of June 30, 2021
Source: S&P Global Market Intelligence; FDIC

Appendix

Northmark Historical Financial Profile Shares Outstanding: 792,145 TBVPS1: $67.57 LTM EPS1: $4.44 Per Share Data 1: TBVPS and LTM ETPS calculated using 793,445 Northmark common shares outstanding as of March 31, 2022 Note: 2022Q1 ratios are annualized as of the quarter ended March 31, 2022 Source: S&P Global Market Intelligence

Cambridge Bancorp Parent of Cambridge Trust Company Denis K. Sheahan Chairman, President and Chief Executive Officer 617-520-5520 Michael F. Carotenuto Executive Vice President and Chief Financial Officer 617-520-5520